UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 17, 2007

CARVER BANCORP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-13007	13-3904174
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

75 West 125th Street
New York, NY 10027-4512
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 230-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2007, the Board of Directors of Carver Bancorp, Inc. (the “Company”) approved amendments to certain provisions of Article III of the Company’s Amended and Restated Bylaws to allow for the issuance and transfer of uncertified shares of stock. These amendments were approved in connection with NASDAQ’s Direct Registration Program which requires that all companies listed with NASDAQ permit an investor’s ownership to be recorded and maintained on the books of an issuer or the transfer agent without the issuance of a physical stock certificate.

The foregoing description is qualified in its entirety by reference to the Second Amended and Restated Bylaws of the Company, a copy of which is attached hereto and incorporated herein as Exhibit 3.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits

          The following exhibit is filed as part of this report:

          3.2     Second Amended and Restated Bylaws of the Company

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

Date: December 19, 2007	By:	/s/ Roy Swan

Roy Swan
Executive Vice President and
Chief Financial Officer